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                                                                      Exhibit 24

                        DIRECTORS AND CERTAIN OFFICERS OF
                              DIEBOLD, INCORPORATED

                        1997 MILESTONE STOCK OPTION PLAN

                       REGISTRATION STATEMENT ON FORM S-8


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors and certain officers of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, do for themselves and not for another, constitute and appoint Warren W. Dettinger, Charee Francis-Vogelsang or Gerald
F. Morris, or any one of them, a true and lawful attorney in fact in their names, place and stead, to sign their names to any proposed Form S-8 Registration Statement and any amendments to such statement, where use of a power of attorney is permitted, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by themselves could do if personally present. The undersigned directors ratify and confirm all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date set opposite their signature.



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
Signed in the presence of:           Signature                                 Date
                                     ---------                                 ----

/s/Charee Francis-Vogelsang          /s/ Louis V. Bockius III                  July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Louis V. Bockius III, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ Daniel T. Carroll                     July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Daniel T. Carroll, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ Richard L. Crandall                   July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Richard L. Crandall, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ Donald R. Gant                        July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Donald R. Gant, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ L. Lindsey Halstead                   July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     L. Lindsey Halstead, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ Phillip B. Lassiter                   July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Phillip B. Lassiter, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ John N. Lauer                         July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     John N. Lauer, Director
                                     (Director)

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

Signed in the presence of:           Signature                                 Date
                                     ---------                                 ----

/s/Charee Francis-Vogelsang          /s/ Robert W. Mahoney                     July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Robert W. Mahoney, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ William F. Massy                      July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     William F. Massy, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ Gregg A. Searle                       July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     Gregg A. Searle, Director
                                     (Director)

/s/Charee Francis-Vogelsang          /s/ W. R. Timken, Jr.                     July 24, 1997
-----------------------------------  ---------------------------------------   -------------
                                     W. R. Timken, Jr., Director
                                     (Director)

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